                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File Nos. 33-79074, 33-79142, 33-95774, 33-95780,
333-78883, and 333-3402) for Project Software & Development, Inc. of our report dated November 3, 1999, except for Note O, which is dated December 15, 1999, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.





                                                      PricewaterhouseCoopers LLP

Boston, Massachusetts
December 28, 1999